United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 28, 2006 (February 28, 2006)
LOWRANCE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-15240 (Commission File Number)	44-0624411 (IRS Employer Identification Number)
12000 EAST SKELLY DRIVE
TULSA, OKLAHOMA 74128
(Address of principal executive offices and zip code)
918-437-6881
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
          On February 28, 2006, Lowrance Electronics, Inc. (the “Company”) issued a press release announcing that the Company and the members of the Company’s Board of Directors entered into an agreement in principle to settle the stockholder class action lawsuit brought against Lowrance and the members of its Board in connection with the acquisition of the Company by means of a tender offer and subsequent merger transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release dated February 28, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWRANCE ELECTRONICS, INC.
Date: February 28, 2006	By:	/s/ Darrell J. Lowrance
Darrell J. Lowrance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release dated February 28, 2006.